UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 23, 2009

Community Valley Bancorp

(Exact name of registrant as specified in its charter)

California	0-51678	68-0479553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 East Lassen Avenue, Chico, California		95973
(Address of principal executive offices)		(Zip Code)

(530) 899-2344

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 17, 2009, Mr. Charles J. Mathews notified the Board of Directors of Community Valley Bancorp (the “Company”) of his intent to voluntarily resign as a director of the Company’s Board of Directors effective February 17, 2009.  Mr. Mathews’ resignation from the Company’s Board of Directors is not the result of any disagreement between the Company and Mr. Mathews concerning Mr. Mathews personally, or any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 23, 2009	COMMUNITY VALLEY BANCORP

	By:	/s/ John F. Coger
John F. Coger
Executive Vice President
Chief Financial Officer